SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 9, 1996


                             RURBAN FINANCIAL CORP.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


     Ohio                     0-13507                  34-1395608
_______________           ________________        ____________________
(State or other           (Commission File           (IRS Employer
jurisdiction of                Number)            (Identification No.)
incorporation)


                    401 Clinton Street, Defiance, Ohio 43512
________________________________________________________________________________
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (419) 782-8950)


                                 Not Applicable
________________________________________________________________________________
         (Former name or former address, if changed since last report.)



                            Exhibit Index at Page 2.

                                Page 1 of 3 Pages


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Item 5.    Other Events.

     On December 9, 1996, the Board of Directors of Rurban Financial Corp. ("Rurban") declared a share dividend and a cash dividend upon Rurban's Common Shares. Under the share dividend, Rurban shareholders received .05 Common share for each Common Share held of record on December 24, 1996. Shares were issued and share certificates were distributed on January 31, 1997. Shareholders of record on December 24, 1996 were also paid, on January 6, 1997, a cash dividend of $.15 per Common Share.

Item 7.    Financial Statements and Exhibits.

            (a)   Financial statements of businesses acquired:

                  None required.

            (b)   Pro forma financial information:

                  None required

            (c)   Exhibits:

                     99       Press Release Issued
                              December 10, 1996




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        RURBAN FINANCIAL CORP.



Date: March 14, 1997                    By:  Thomas C. Williams, President




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